UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐ Definitive Information Statement

USA EQUITIES CORP.

(Name of Registrant as Specified in Its Charter)

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

USA Equities Corp

901 Northpoint Parkway Suite 302 West Palm Beach Florida 33407

Phone: (927) 379-5603

December 21, 2021

Dear Stockholder:

We are providing this information statement to you as a stockholder of record of our outstanding common stock at the close of business on December 20, 2021, to advise you of actions recently approved by the holder of a majority of the votes (the “Approving Stockholder”) entitled to be cast by the holders of our issued and outstanding shares of common stock and Series A Preferred Stock on the corporate actions discussed below. These recently approved actions will become effective on or about January 25, 2022, which is at least 20 days after this information statement is provided to our stockholders.

Specifically, the Corporation’s Board of Directors and the Approving Stockholder have approved an amendment to the Corporation’s Certificate of Incorporation to change the name of the Corporation from USA Equities Corp. to “QHSLab, Inc.” The change of the name of the Corporation (the “Name Change”) and the amendment of the Corporation’s Certificate of Incorporation are collectively referred to as the “Corporate Action.”

The Corporation’s Board of Directors approved the Corporate Action by written consent of the sole director on December 20, 2021. The Approving Stockholder acting by joint written consent in lieu of a special meeting of the holders of the outstanding shares of common stock and Series A Preferred Stock consented to the Corporate Action concurrently with the sole director.

The attached Information Statement is being circulated to our stockholders of record on December 20, 2021 (the “Record Date”) to provide you with notice that the Corporate Action has been approved by the Board of Directors and Approving Stockholder of the Corporation. The Corporate Action will be implemented with and subject to the approval of FINRA and no further action by the Corporation’s stockholder is required.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporate Action is expected to become effective twenty (20) days after the date this Information Statement is mailed to the Corporation’s stockholder.

This Notice and the attached Information Statement are being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of USA Equities Corp

/s/ Troy Grogan
Troy Grogan
Chairman and CEO

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USA Equities Corp

901 Northpoint Parkway Suite 302 West Palm Beach Florida 33407

Phone: (927) 379-5603

INFORMATION STATEMENT

General

This Information Statement has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of Common Stock of USA Equities Corp., a Nevada corporation (“we,” “us,” “our,” the “Registrant” or the “Corporation”). The purpose of this Information Statement and Notice of Action by Written Consent of Majority Shareholder is to notify you that on December 20, 2021 (the “Record Date”), the Company received written consent in lieu of a meeting of shareholders (the “Written Consent”) from Trojan Holdings Company LLC(“THC”), the record owner of shares in our Company beneficially owned by Troy Grogan, approving an amendment to the Certificate of Incorporation of the Corporation (the “Corporate Action”) to change the name of the Corporation from USA Equities Corp. to “QHSLab, Inc.” (the “Name Change”). THC (the “Majority Consenting Stockholder”) is the record holder of 3,352,145 voting shares of common stock and 1,080,092 shares of Series A Preferred Stock and thereby is entitled to cast 5,400,460 votes, representing approximately 62% of the total number of votes entitled to be cast by the holders of the issued and outstanding common stock and Series A Preferred Stock as of the Record Date with respect to the Name Change. The 8,752,605 votes cast by the Majority Consenting Stockholder are sufficient under Chapter 78 of the Nevada Revised Statutes (the “NRS”) to approve the Corporate Action effecting the Name Change.

The Corporation will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its common stock. This Information Statement is expected to be mailed to our stockholders on or about January 4, 2022 (the “Mailing Date”) to the stockholders of the Corporation as of the Record Date.

The Corporation is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Corporation with respect to the receipt of the written consents, and no dissenters’ rights are afforded under the Nevada Revised Statutes as a result of the adoption of the Corporate Action.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO USA EQUITIES CORP.

Effective December 20, 2021, the Board of Directors of the Corporation acting by a joint written consent with the Corporation’s Majority Consenting Stockholder (the “Joint Written Consent”) approved an amendment to the Corporation’s Certificate of Incorporation to effect the Name Change.

A copy of the Joint Written Consent is attached as Exhibit B to this Information Statement and a copy of the Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit A to this Information Statement.

Other than the Name Change, the amendment to the Certificate of Incorporation does not amend the Corporation’s Certificate of Incorporation as presently in effect and will not result in any change to the rights of the Corporation’s security holders or to the capital accounts of the Corporation.

Reasons for the Name Change

The Corporation’s Board of Directors ratified, approved and recommended that the Corporation’s Majority Consenting Stockholder consent to the Name Change to more accurately reflect the nature of the Corporation’s current business operations.

The Name Change reflects the business and products and services that the Company now offers. The prior corporate name was left over from the completion of our share exchange transaction consummated in December 20, 2019 and the Company is now rebranding accordingly. We also believe that the Name Change will make it easier for our customers, suppliers, and contractors to properly present our corporate name when documenting transactions with us.

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Name Change and Amendment to the Certificate of Incorporation Approved by Written Consent in Lieu of Meeting

The Corporate Action was approved by the Joint Written Consent of our Board of Directors and Majority Consenting Stockholder on December 20, 2021, the Record Date, in lieu of holding a meeting of our Stockholders. On the Record Date, the Majority Consenting Stockholder held 3,352,145 voting shares of common stock and 1,080,092 shares of Series A Preferred Stock and was entitled to cast 5,400,460 votes or approximately 62% of the votes to be cast by the outstanding shares of our Common Stock and Series A Preferred Stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The stockholders of the Corporation will not be given an opportunity to vote with respect to the Corporate Action, which is limited to the Name Change. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholder of the proposed action to be taken by written consent.

The elimination of the need for a meeting of stockholder to approve this action is made possible by NRS Section 78.320, which generally provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by persons holding a majority of the voting power which may be cast with respect to the action.

Expected Effectiveness of the Name Change

Under Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Corporate Action cannot become effective until twenty (20) days after the date that this Information Statement is sent to the Corporation’s Stockholders.

To effect the Name Change, the Corporation intends to file a Certificate of Amendment to the Corporation’s Certificate of Incorporation with the Nevada Secretary of State approximately twenty (20) days after the date that this Information Statement is first sent to the Corporation’s Stockholders of record as of the Record Date. A copy of the Certificate of Amendment to the Certificate of Incorporation to be filed is attached as Exhibit A to this Information Statement.

No Appraisal Rights

Under the Nevada Revised Statutes, the Corporation’s stockholders are not entitled to appraisal or discount rights with respect to the Name Change or the filing of the Certificate of Amendment to the Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS.

The following table sets forth information concerning beneficial ownership of our common stock as of December 20, 2021, by (i) any person or group with more than 5% of our common stock, (ii) our sole director, (iii) and our sole officer and director as a “group.”

Except as otherwise indicated, we believe, based on information provided by our director, that he has sole investment and voting power with respect to his shares. As of December 20, 2021, we had outstanding 8,756,093 shares of common stock and 1,080,092 shares of Series A Preferred Stock. Shares of Series A Preferred Stock are convertible into shares of our common stock at a conversion price of $0.05 per share, subject to certain anti-dilution adjustments. In addition, shares of common stock issuable upon exercise of options, warrants and other convertible securities anticipated to be exercisable or convertible at or within sixty days of December 20, 2021, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person. The address of Mr. Grogan is c/o of our company at 901 Northpoint Parkway, Suite 302, West Palm Beach, Florida 33407.

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Name of Shareholder	Amount and Nature of Beneficial Ownership		Percent of Voting Stock
Directors and Executive Officers:
Troy Grogan[1]	11,347,393	(1)	74.19%
Alex Mirakian	450,000		5.18%
Marvin Smollar	765,392		8.82%
All directors and executive officers as a group (1 person)	11,347,393	(1)	74.19%

(1) Includes 5,400,460 shares of common stock that may be acquired upon conversion of shares of Series A Preferred Stock, which Preferred Stock has the right to cast 5,400,460 votes on all matters which may be voted upon by the holders of our common stock and 2,594,788 shares of common stock that may be acquired upon conversion of promissory notes.

CHANGES IN CONTROL

The Corporation is not aware of any other arrangement that may result in a change in control of the Corporation.

DELIVERY OF DOCUMENTS TO STOCKHOLDER SHARING AN ADDRESS

The Corporation will only deliver one Information Statement to multiple stockholders sharing an address unless the Corporation has received contrary instructions from one or more of the stockholders. The Corporation will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

USA Equities Corp.

901 Northpoint Parkway Suite 302 West Palm Beach Florida 33407

Phone: (927) 379-5603

Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting the Corporation at the address listed above.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Corporate Action.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, Information Statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet ( http://www.sec.gov ) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

/s/ Troy Grogan
Troy Grogan
Chairman of the Board of Directors
Chief Executive Officer & President

December 20, 2021

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APPENDIX A

STATE OF NEVADA
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

USA Equities Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada does hereby certify:

FIRST: That at a meeting of the Board of Directors of USA Equities Corp. (the “Corporation”) resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and based upon the written consent of stockholders of said Corporation holding a majority of the outstanding voting power of shares entitled to vote thereon. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “FIRST” so that, as amended, said Article shall be and read as follows:

FIRST: The name of the Corporation is: QHSLAB, INC.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, and based upon the written consent of holders of a majority of the voting power of the shares of said Corporation entitled to vote thereon in accordance with Section 78.320 of the Nevada Revised Statutes of the State of Nevada, the necessary number of votes as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 78.390 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this 20th day of December 2021.

CHAIRMAN & CHIEF EXECUTIVE OFFICER

/s/ Troy Grogan
Troy Grogan

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APPENDIX B

JOINT WRITTEN CONSENT OF THE
BOARD OF DIRECTORS
AND
MAJORITY STOCKHOLDER
OF
USA EQUITIES CORP

The undersigned, being all of the members of the Board of Directors of USA Equities Corp , a Nevada corporation (the “Corporation”) together with the holder of a majority of the votes entitled to be cast with respect to the actions taken herein, acting pursuant to the authority granted by Section 78.315 and Section 78.320 of the Nevada Revised Statutes (“NRS”) and the by-laws of the Corporation, do hereby adopt the following resolutions, which resolutions have been approved by the Board of Directors of the Corporation with the written consent of the holder of a majority of the votes entitled to be cast with respect to the actions as of this 20th day of December, 2021 (the “Joint Written Consent”).

WHEREAS, the Corporation’s Board of Directors, with the written consent of the holder of a majority of the votes entitled to be cast with respect to the actions taken herein (the “Majority Consenting Stockholder”), have authorized and approved the filing of a Certificate of Amendment to the Corporation’s Certificate of Incorporation to change the name of the Corporation from USA Equities Corp. to QHSLab, Inc.

NOW, THEREFORE, BE IT RESOLVED, that the name of the Corporation be changed to QHSLab, Inc. and to effectuate the change, a Certificate of Amendment to the Corporation’s Certificate of Incorporation in the form attached hereto be duly filed with the State of Nevada, authorizing and approving the amendment to Article FIRST, as follows:

FIRST: The name of the Corporation is: QHSLAB, INC.

The number of votes entitled to be cast by the holders of the Corporation’s Common Stock and Series A Preferred Stock issued and outstanding at December 20, 2021 (the “Record Date”) is 14,156,553 shares. The number of votes necessary to ratify and approve the Certificate of Amendment under Section 78.320 228 of NRS is 7,078,277. The Majority Consenting Stockholder held 3,352,145 shares of Common Stock and 1,082,000 (5,400,460 votes) shares of Series A Preferred Stock, representing approximately 62% of the votes entitled to be cast, and has consented to the adoption and filing of the Certificate of Amendment.

FURTHER RESOLVED, that, subject to the foregoing, any officer of the Corporation, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolution;

FURTHER RESOLVED, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as duly authorized actions of the Corporation. This Joint Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the holders of the Common Stock and Series A Preferred Stock of the Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

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